Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should immediately consult your broker, bank manager, lawyer, accountant, investment adviser or other professional adviser.

LETTER OF TRANSMITTAL

Offers to Exchange

This document relates to Bank of America Corporation’s (“Bank of America”) offers to exchange (the “exchange offers”) all of its outstanding 5.42% Subordinated Notes due March 15, 2017, or the “old 2017 notes,” for its 5.42% Subordinated Notes due March 15, 2017, or its “new 2017 notes,” and all of its outstanding 5.49% Subordinated Notes due March 15, 2019, or its “old 2019 notes,” for its 5.49% Subordinated Notes due March 15, 2019, or its “new 2019 notes.” The old 2017 notes and the old 2019 notes are collectively referred to herein as the “old notes.” The new 2017 notes and the new 2019 notes are collectively referred to herein as the “new notes.” The exchange offers are subject to the various conditions described in the Prospectus, dated           , 2007, (the “Prospectus”) and in this letter of transmittal (this “Letter of Transmittal”).

The old notes were issued on December 19, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) and were offered to only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities, and (2) outside the United States, to persons other than “U.S. persons” as defined in Rule 902 under the Securities Act in compliance with Regulation S under the Securities Act.

The exchange offers are described in the Prospectus. All terms and conditions contained in, or otherwise referred to in, the Prospectus are deemed to be incorporated in, and form a part of, this Letter of Transmittal. Therefore, you are urged to read carefully the Prospectus and the items referred to therein. The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Letter of Transmittal and the instructions herein, are collectively referred to herein as the “terms and conditions.”

The exchange offers will expire at 5:00 p.m., New York City time, on           , 2007, unless extended by Bank of America (such date and time, as extended, the “Expiration Date”). Any old notes tendered pursuant to the exchange offers may be withdrawn, subject to the procedures set forth in the Prospectus and herein, at any time prior to the Expiration Date.

The Exchange Agent (the “Exchange Agent”) for the exchange offers is:
The Bank of New York Trust Company, N.A.

By Hand, Overnight Courier or Mail:	By Registered or Certified Mail:
The Bank of New York Trust Company, N.A. c/o The Bank of New York 101 Barclay Street — 7 East Corporate Trust Operations New York, New York 10286	The Bank of New York Trust Company, N.A. c/o The Bank of New York 101 Barclay Street — 7 East Corporate Trust Operations New York, New York 10286
Attn: Evangeline R. Gonzales Reorganization Unit (if by mail, registered or certified recommended)	Attn: Evangeline R. Gonzales Reorganization Unit

By Facsimile:
(212) 298-1915
Attn: Reorganization Unit

Confirm by Telephone:
(212) 815-3738

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at (212) 815-3738 (Attn: Evangeline R. Gonzales).

The undersigned hereby acknowledges receipt of the Prospectus and this Letter of Transmittal, which together constitute the exchange offers. Capitalized terms used but not defined in this Letter of Transmittal have the meanings ascribed to them in the Prospectus.

For each old note accepted for exchange, the holder of that old note will receive a new note having the same maturity date and in a principal amount equal to that of the surrendered old note. Old notes accepted for exchange will not receive accrued interest at the time of exchange. However, each new note will bear interest:

•	from the later of (1) the last interest payment date on which interest was paid on the old note surrendered in exchange for the new note, or

•	if no interest has been paid on the old note, from December 19, 2006, the date of issuance of the old notes.

This Letter of Transmittal is to be completed by a holder of old notes if certificates are to be forwarded with the Letter of Transmittal. Holders of old notes whose certificates are not immediately available, or who are unable to deliver their certificates and all other documents required by this Letter of Transmittal to the Exchange Agent on or before the Expiration Date, must either tender their old notes according to the guaranteed delivery procedures set forth in “The Exchange Offers — Guaranteed Delivery Procedures” section of the Prospectus, or comply with DTC’s Automated Tender Offer Procedures (“ATOP”) for book-entry transfer described in “The Exchange Offers — Procedures for Tendering Old Notes.” See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

Eligible holders of old notes tendering by book-entry transfer to the Exchange Agent’s account at DTC may execute tenders though ATOP, for which the exchange offer is eligible. Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of the exchange offers to DTC on or prior to the Expiration Date. In order for the old notes to be accepted for tender, an eligible holder of old notes tendering through ATOP must transmit such acceptance on or prior to the expiration date. DTC will verify acceptance of the exchange offers, execute a book-entry transfer of the tendered old notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a “book-entry confirmation,” which shall include an agent’s message. An “agent’s message” is a message, transmitted by DTC to, and received by, the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering old notes that the participant has received and agrees to be bound by the terms of this Letter of Transmittal as an undersigned hereof and that Bank of America may enforce such agreement against the participant. Delivery of the agent’s message by DTC will satisfy the terms of the exchange offers as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent’s message. Accordingly, eligible holders who tender their old notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal.

If you are a beneficial owner that holds old notes through Euroclear or Clearstream and wish to tender your old notes, you must instruct Euroclear or Clearstream, as the case may be, to block the account in respect of the tendered old notes in accordance with the procedures established by Euroclear or Clearstream. You are encouraged to contact Euroclear or Clearstream directly to ascertain their procedures for tendering old notes.

The undersigned hereby tenders the old notes described in Box 1 below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the tendered old notes and the undersigned represents that it has received from each beneficial owner of the tendered old notes (collectively, the “Beneficial Owners”), if any, a duly completed and executed form of “Instructions to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

Subject to, and effective upon, the acceptance for exchange of the tendered old notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Bank of America, all right, title, and interest in, to, and under the old notes.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered old notes, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the tendered old notes to Bank of America or cause ownership of the tendered old notes to be transferred to, or upon the order of, Bank of America, on the books of the registrar for the old notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, Bank of America upon receipt by the Exchange Agent, as the undersigned’s agent, of the new notes to which the undersigned is entitled upon acceptance by Bank of America of the tendered old notes pursuant to the exchange offers, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered old notes, all in accordance with the terms of the exchange offers.

Unless otherwise indicated under “Special Issuance Instructions” below (Box 2), please issue the new notes exchanged for tendered old notes in the name(s) of the undersigned. Ownership of beneficial interests in the global note representing the new notes will be limited to DTC and to persons that may hold interests through institutions that have accounts with DTC, which we refer to as participants. Accordingly, only DTC participants may receive beneficial interests in the new notes in their own names. If you are not a DTC participant, you will need to specify the name and account number of a DTC participant under “Special Delivery Instructions” in Box 3. Similarly, unless otherwise indicated under “Special Delivery Instructions” below (Box 3), please send or cause to be sent the certificates for the new notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

The undersigned understands that tenders of old notes pursuant to the procedures described under the caption “The Exchange Offers” in the Prospectus and in the instructions to this letter will constitute a binding agreement between the undersigned and Bank of America upon the terms and subject to the conditions of the exchange offers, subject only to withdrawal of tenders on the terms set forth in the Prospectus under the caption “The Exchange Offers — Withdrawal of Tenders of Old Notes.” All authority conferred in this Letter of Transmittal or agreed to be conferred will survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners under this Letter of Transmittal will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the old notes being tendered, and that, when the old notes are accepted for exchange as contemplated in this letter, Bank of America will acquire good and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements, other obligations relating to their sale or transfer and adverse claims. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by Bank of America or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

By accepting the exchange offers, the undersigned hereby represents and warrants that:

(i) the new notes being acquired pursuant to the exchange offers are being acquired in the ordinary course of business of the undersigned or of any other person receiving new notes pursuant to the exchange offers through the undersigned, whether or not that person is the holder of old notes;

(ii) neither the undersigned nor any other person acquiring the new notes pursuant to the exchange offers through the undersigned, whether or not that person is the holder of old notes, is participating in or has an intent to participate in a distribution of the new notes;

(iii) neither the undersigned nor any other person acquiring the new notes pursuant to the exchange offers through the undersigned, whether or not that person is the holder of old notes, has an arrangement or understanding with any other person to participate in a distribution of the new notes; and

(iv) neither the undersigned nor any other person acquiring the new notes pursuant to the exchange offers through the undersigned, whether or not that person is the holder of old notes, is an “affiliate,” as defined in Rule 405 under the Securities Act, of Bank of America.

If the undersigned is a broker-dealer that acquired the old notes directly from Bank of America in the initial offering and not as a result of market-making activities or if any of the foregoing representations and warranties are not true, then the undersigned is not eligible to participate in the exchange offers, cannot rely on the interpretations of the staff of the Securities and Exchange Commission in connection with the exchange offers and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale of the undersigned’s new notes.

If any of the undersigned or any other person acquiring the new notes pursuant to the exchange offers through the undersigned, whether or not that person is the holder of old notes, is a broker-dealer that will receive new notes for its own account in exchange for old notes that were acquired as a result of market-making activities or other trading activities, it hereby represents and warrants that it will deliver a prospectus in connection with any resale of new notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned understands that the delivery and surrender of the old notes is not effective, and the risk of loss of the old notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, or a properly transmitted agent’s message, together with all accompanying evidences of authority and any other required documents in form satisfactory to Bank of America. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered notes pursuant to the procedures described above will be determined by Bank of America in its sole discretion (whose determination shall be final and binding).

CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED WITH THIS LETTER OF TRANSMITTAL.
CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE BOX 4 BELOW.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING THE BOXES

Box 1
DESCRIPTION OF OLD NOTES TENDERED
(Attach additional signed pages, if necessary)
Name(s) and Address(es) of			Aggregate
Registered Holder(s),	CUSIP	Certificate	Principal	Aggregate
exactly as name(s) appear(s) on Note	Number	Number(s)	Amount	Principal
Certificate(s)	of	of	Represented by	Amount
(Please fill in, if blank)	Old Notes	Old Notes	Certificate(s)	Tendered*

TOTAL
* The minimum permitted tender is $100,000 in principal amount of old notes. All other tenders must be in integral multiples of $100,000 of principal amount. Unless otherwise indicated in this column, the aggregate principal amount of the old notes represented by the certificates identified in this Box 1 or delivered to the Exchange Agent with this letter will be deemed tendered. See Instruction 3.

Box 2
SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4, 5 and 6)

To be completed ONLY if certificates for old notes not exchanged and/or new notes are to be issued in the name of and sent to someone other than the undersigned.

Issue new note(s) and/or old notes to:

Name(s):
(Please Type or Print)

Address:
(Include Zip Code)

(Tax Identification or Social Security Number)

Box 3
SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4, 5 and 6)

To be completed ONLY if new notes are to be issued to someone other than the undersigned, or to the undersigned at an address or a DTC account other than that shown in Box 1.

Issue new note(s) to:

Name(s) of

DTC participant:
(Please Type or Print)

DTC participant

account number:

Contact name of tendering holder’s broker or custodian:

Contact telephone number:

This Box 3 must be completed if
you are NOT a DTC participant.

Box 4
USE OF GUARANTEED DELIVERY

(See Instruction 1)

To be completed ONLY if old notes are being tendered by means of a notice of guaranteed delivery.

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery: _ _	Name of Institution which Guaranteed Delivery: _ _

BOX 5
TENDERING HOLDER SIGNATURE

(See Instructions 1 and 4)

X

X

(Signature of Registered Holder(s) or Authorized Signatory)

Note:  The above lines must be signed by the registered holder(s) of old notes as their name(s) appear(s) on the old notes or by person(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, that person must set forth his or her full title below. See Instruction 4.

Name(s):

Capacity:

Street Address:
(Include Zip Code)

(Area Code and Telephone Number)

(Tax Identification or Social Security Number)

Signature Guarantee:
(If Required by Instruction 4)

Authorized Signature:

Name:
(Please Type or Print)

Title:

Name of Firm:
(Must be an Eligible Institution as defined in Instruction 1)

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:

If you are a DTC participant, please provide your DTC participant account number: _ _

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFERS

1.  Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.  This Letter of Transmittal is to be used if (a) certificates for old notes are to be physically delivered to the Exchange Agent herewith or (b) tenders are to be made according to the guaranteed delivery procedures, each as set forth in the Prospectus.

To validly tender old notes pursuant to the exchange offers, either (a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the old notes, as the case may be, and any other documents required by this Letter of Transmittal, (b) a holder of old notes must comply with the guaranteed delivery procedures set forth below, or (c) a holder must comply with the ATOP procedures for book-entry transfer described below on or before the expiration date.

The Exchange Agent and DTC have confirmed that the exchange offer are eligible for DTC’s ATOP with respect to book-entry notes held through DTC. The Letter of Transmittal with any required signature guarantees, or, in the case of book-entry transfer, an agent’s message in lieu of the Letter of Transmittal, and any other required documents, must be transmitted to and received by the Exchange Agent on or prior to the Expiration Date. Old notes will not be deemed to have been tendered until the Letter of Transmittal and signature guarantees, if any, or agent’s message, is received by the Exchange Agent.

Any financial institution that is a nominee in DTC, including Euroclear and Clearstream, must tender old notes by effecting a book-entry transfer of old notes to be tendered in the exchange offers into the account of the Exchange Agent at DTC by electronically transmitting its acceptance of the exchange offers through the ATOP procedures for transfer. DTC will then verify the acceptance, execute a book-entry delivery to the Exchange Agent’s account at DTC and send an agent’s message to the Exchange Agent. An “agent’s message” is a message, transmitted by DTC to, and received by, the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from an organization that participates in DTC, which we refer to as a “participant,” tendering old notes that the participant has received and agrees to be bound by the terms of the Letter of Transmittal and that we may enforce the agreement against the participant. A Letter of Transmittal need not accompany tenders effected through ATOP.

Holders of old notes who desire to tender such notes pursuant to the exchange offers and whose certificates representing the old notes are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date, may tender their old notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offers — Guaranteed Delivery Procedures.” Pursuant to those procedures, (a) tender must be made by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”) and, in each instance, that is a recognized participant in the Securities Transfer Agent Medallion Program (“STAMP”) or a recognized participant in the Securities Exchange Agents Medallion Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”), (b) the Exchange Agent must have received from the Eligible Institution, before 5:00 p.m., New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery, or overnight carrier), and (c) the certificates for all physically delivered old notes in proper form for transfer together with a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal or the Prospectus, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption “The Exchange Offers — Guaranteed Delivery Procedures.”

The method of delivery of this Letter of Transmittal, the certificates for old notes and other required documents is at the election and risk of the tendering holder. Except as otherwise provided in this Letter of Transmittal and in the Prospectus, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend that the holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date.

2.  Beneficial Owner Instructions to Registered Holders.  Only a holder in whose name tendered old notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of that registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner, if any, of tendered old notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder from Beneficial Owner form accompanying this Letter of Transmittal.

3.  Partial Tenders.  Tenders of old notes will be accepted only in integral multiples of $100,000 in principal amount. If less than the entire principal amount of old notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled “Aggregate Principal Amount Tendered” of Box 1 above. The entire principal amount of old notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all old notes held by the holder is not tendered, then old notes for the principal amount of old notes not tendered and new notes issued in exchange for any old notes tendered and accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly following the Expiration Date.

4.  Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.  If this Letter of Transmittal is signed by the registered holder(s) of the tendered old notes, the signature must correspond with the name(s) as written on the face of the tendered old notes without alteration, enlargement or any change whatsoever.

If any of the tendered old notes are registered in the name of two or more holders, all holders must sign this Letter of Transmittal. If any old notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any old note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Bank of America of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered holders of the old notes tendered hereby, no endorsements of the old notes or separate instruments of transfer are required unless new notes, or old notes not tendered or exchanged, are to be issued to a person other than the registered holders, in which case signatures on the old notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

If this Letter of Transmittal is signed other than by the registered holders of the old notes tendered hereby, those old notes must be endorsed or accompanied by appropriate instruments of transfer and a duly completed proxy entitling the signer of this Letter of Transmittal to consent with respect to those old notes, on behalf of the registered holders, in any case signed exactly as the name or names of the registered holders appear on the old notes, and signatures on those old notes or instruments of transfer and proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless (a) the old notes tendered hereby are tendered by a registered holder that has not completed Box 2 entitled “Special Issuance Instructions” or Box 3 entitled “Special Delivery Instructions” in this Letter of Transmittal, or (b) the old notes are tendered for the account of an Eligible Institution. If the old notes are registered in the name of a person other than the signer of this Letter of Transmittal, if old notes not accepted for exchange or not tendered are to be registered in the name of or returned to a person other than the registered holder, or if new notes are to be issued to someone or delivered to someone other than the registered holder of the old notes, then the signatures on this Letter of Transmittal accompanying the tendered old notes must be guaranteed by a Medallion Signature Guarantor as described above.

The Letter of Transmittal and old notes should be sent only to the Exchange Agent, and not to Bank of America or DTC.

5.  Special Issuance and Delivery Instructions.  Tendering holders should indicate, in the appropriate box (Box 2 or 3), the name and address to which the new notes and/or substitute certificates evidencing old notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, the old notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal. The new notes are being issued in book-entry form only. Holders of old notes who are not DTC participants must specify the name of a DTC participant to receive their new notes.

6.  Transfer Taxes.  Bank of America will pay all transfer taxes, if any, applicable to the exchange of tendered old notes pursuant to the exchange offers. If, however, new notes and/or substitute old notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the old notes tendered hereby, or if old notes tendered hereby are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of tendered old notes pursuant to the exchange offers, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of those taxes or exemption from those taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the tendered old notes listed in this Letter of Transmittal.

7.  Validity of Tenders.  All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tenders of old notes will be determined by Bank of America. This determination will be final and binding. Bank of America reserves the right to reject any and all tenders of old notes not in proper form or the acceptance of which for exchange may, in the opinion of Bank of America’s counsel, be unlawful. Bank of America also reserves the right to waive any conditions of the exchange offers or any defect or irregularity in the tender of old notes. The interpretation of the terms and conditions of the exchange offers (including this Letter of Transmittal and the instructions hereto) by Bank of America will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of old notes must be cured within such time as Bank of America determines. Neither Bank of America, the Exchange Agent nor any other person will be under any duty to give notification of defects or irregularities to holders of old notes or incur any liability for failure to give such notification. Tenders of old notes will not be deemed to have been made until the defects or irregularities have been cured or waived. Any old notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived, or if old notes are submitted in principal amount greater than the principal amount of old notes being tendered, the unaccepted or non-exchanged old notes or substitute old notes evidencing the unaccepted or non-exchanged portion of the old notes, as appropriate, will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date.

8.  Waiver of Conditions.  Bank of America reserves the right to waive any of the conditions of the exchange offers in the case of any tendered old notes.

9.  No Conditional Tenders.  No alternative, conditional, irregular, or contingent tender of old notes or transmittal of this Letter of Transmittal will be accepted.

10.  Mutilated, Lost, Stolen or Destroyed old notes.  Any holder whose old notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated in this Letter of Transmittal for further instructions.

11.  Requests for Assistance or Additional Copies.  Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number indicated in this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offers.

12.  Acceptance of Tendered old notes and Issuance of new notes; Return of old notes.  Subject to the terms and conditions of the exchange offers, Bank of America will accept for exchange all validly tendered old notes promptly after the Expiration Date and will issue new notes for the old notes promptly thereafter. For purposes of the exchange offers,

Bank of America will be deemed to have accepted tendered old notes when, as and if Bank of America has given written or oral notice (immediately followed in writing) of acceptance to the Exchange Agent. If any tendered old notes are not exchanged pursuant to the exchange offers for any reason, those unexchanged old notes will be returned, without expense, to the tendering holder at the address shown in Box 1 or at a different address as may be indicated in this Letter of Transmittal under “Special Delivery Instructions” (Box 3).

13.  Withdrawal.  Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offers — Withdrawal of Tenders of Old Notes.”